UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     August 28, 2013

Datawatch Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19960	02-0405716
(Commission File Number)	(IRS Employer Identification No.)

Quorum Office Park 271 Mill Road Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

(978) 441-2200

(Registrant’s Telephone Number, Including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01     Completion of Acquisition or Disposition of Assets

As previously disclosed, on June 14, 2013, Datawatch Corporation (“Datawatch”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) providing for the acquisition by Datawatch of all of the outstanding capital stock of Panopticon Software AB, a Swedish company limited by shares (“Panopticon”), from the shareholders of Panopticon (the “Sellers”) in an all-stock transaction (the “Share Purchase”), as well as the issuance of equity awards for shares of Datawatch common stock in substitution for outstanding options for Panopticon stock, which Datawatch will issue as restricted stock units (the “Consideration RSUs”). The transactions contemplated by the Purchase Agreement were completed effective August 28, 2013.

Under the Purchase Agreement, the maximum total number of shares of Datawatch common stock that Datawatch will issue in connection with the Share Purchase equals 23.6% of Datawatch’s outstanding common stock (determined on an adjusted basis, as described below) immediately following completion of the Share Purchase, or 2,169,941 shares (the “Consideration Shares”). Specifically, the Consideration Shares equal 23.6% of 9,194,665 shares, representing the sum of:

•	6,572,334 shares of Datawatch common stock outstanding on the closing date;
•	267,390 shares of Datawatch common stock reserved for issuance under outstanding stock options that are vested as of the closing date;
•	185,000 shares of Datawatch common stock that are reserved for issuance under an outstanding common stock purchase warrant; and
•	the Consideration Shares.

Under the Purchase Agreement, the Consideration Shares issued to the Sellers at closing were reduced by the following:

•	216,994 shares of Datawatch common stock, equal to 10% of the Consideration Shares, were held back at the closing and will be retained by Datawatch for fifteen months as security for the indemnification obligations of the Sellers under the Stock Purchase Agreement;
•	86,231 shares of Datawatch common stock were reserved for issuance pursuant to the Consideration RSUs; and
•	203,230 shares of Datawatch common stock were issued to certain management personnel of Panopticon in satisfaction of change of control bonuses to which they were entitled to receive from Panopticon upon the closing of the Share Purchase (the “Transaction Payments”).

The remaining 1,663,485 Consideration Shares were issued to the Sellers at the Closing.

A copy of the news release announcing the completion of the acquisition is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 3.02     Unregistered Sales of Equity Securities

As described in Item 2.01 of this report, on August 28, 2013 Datawatch issued 1,866,715 shares of its common stock to the Sellers and recipients of the Transaction Payments in private transactions.  The issuance of the shares of common stock in connection with the Stock Purchase Agreement was not registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon the exemptions from registration provided by Regulation S promulgated under the Securities Act, based on representations from the applicable Sellers that they are not “U.S. persons” within the meaning of Rule 902 of Regulation S, and Section 4(2) of the Securities Act, as the transactions did not involve any public offering.  The disclosure provided under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 as if fully set forth herein.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 28, 2013, the Board of Directors (the “Board”) of the Company approved amendments to, and restated, the Company’s By-Laws (the “By-Laws”), which changes were effective immediately upon approval.

The principal changes to the By-Laws were made to reflect current market practice for publicly traded Delaware corporations, and include the following:

•	The right to call a special meeting of stockholders has been limited to the Board, and matters that may be considered at a special meeting are limited to those specified in the notice of meeting published by the Board;

•	Advance notice provisions have been added specifying the required timing and content of stockholder proposals for business at annual meetings of stockholders;

•	Advance notice provisions have been added specifying the required timing and informational and qualification requirements relating to stockholder nominees for election as directors;

•	Stockholder action by written consent is regulated, including by requiring advance notice to the Company prior to the commencement of a written consent and the opportunity for the Company to validate the results of the written consent; and

•	The Court of Chancery of the State of Delaware is designated as the sole and exclusive forum in which stockholder suits relating to the Company’s internal affairs can be brought without the written consent of the Company to the selection of an alternative forum.

The Board also made other non-material, technical and conforming amendments to the By-Laws.

The above summary is qualified in its entirety by the full text of the By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders

A Special Meeting of Stockholders of Datawatch was held on August 28, 2013, at which the Datawatch stockholders approved the issuance of the Consideration Shares as consideration for the purchase of 100% of the outstanding capital stock of Panopticon. A total of 4,022,291 shares, or 61.57% of the outstanding shares, of Common Stock entitled to vote were represented at the Special Meeting.

Votes were cast as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
3,981,534	36,169	1,478	3,110

Item 9.01     Financial Statements and Exhibits

(a)        Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K were previously filed as Annex B to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 5, 2013 and are incorporated herein by reference in accordance with Form 8-K General Instruction B.3.

(b)        Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K was previously reported beginning on page 35 of the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 5, 2013 and is incorporated herein by reference in accordance with Form 8-K General Instruction B.3.

(d)        Exhibits

The following Exhibits are filed as part of this report:

Exhibit No.       Description

3.1	Amended and Restated Bylaws of Datawatch Corporation adopted August 28, 2013.

23.1	Consent of PricewaterhouseCoopers AB.

99.1	Press release of Datawatch Corporation dated August 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWATCH CORPORATION

By: /s/ James Eliason

Name: James Eliason

Title: Chief Financial Officer

Date: August 28, 2013

EXHIBIT INDEX

Exhibit No.       Description

3.1	Amended and Restated Bylaws of Datawatch Corporation adopted August 28, 2013.

23.1	Consent of PricewaterhouseCoopers AB.

99.1	Press release of Datawatch Corporation dated August 28, 2013.